UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2017
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ଁfinancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 7, 2017, Nicholas Woodman, Chief Executive Officer of GoPro, Inc. (the “Company”) sent an update to the Company’s employees addressing recent sales of shares, pursuant to a 10b5-1 trading plan, by a trust for which he and his spouse are co-trustees. A copy of such update is attached to this report as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Company-wide message dated November 7, 2017 from Nicholas Woodman, Chief Executive Officer of GoPro, Inc. to employees of the company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: November 7, 2017	By: /s/ Sharon Zezima
Sharon Zezima SVP, Corporate / Business Development, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Company-wide message dated November 7, 2017 from Nicholas Woodman, Chief Executive Officer of GoPro, Inc. to employees of the company.